CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME(LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME(LOSS)
REVENUE	$ 10,928,707	$ 13,362,567
COST OF REVENUE	(9,669,678)	(11,095,626)
GROSS PROFIT	1,259,029	2,266,941
OTHER INCOME	179,283	66,491
OPERATING EXPENSES
General and administrative	(1,729,489)	(1,277,605)
(LOSS)/PROFIT FROM OPERATIONS	(291,177)	1,055,827
FINANCE COSTS	(12,479)	(12,973)
(LOSS)/PROFIT BEFORE TAX	(303,656)	1,042,854
Tax expense:
Deferred tax	(3,898)	(26,736)
Income tax	(48,412)	(264,547)
Total tax expense	(52,310)	(291,283)
NET (LOSS)/PROFIT	(355,966)	751,571
Other comprehensive income:
Foreign currency translation loss	(308,800)	(233,946)
COMPREHENSIVE (LOSS)/INCOME	$ (664,766)	$ 517,625
Earnings per share - Basic and diluted	$ (0.002)	$ 0.004
Weighted average number of common shares outstanding - Basic and diluted	172,916,782	171,218,152